November 15, 1996


                         DREYFUS S&P 500 INDEX FUND
                          Supplement to Prospectus
                            Dated, March 1, 1996

     The following information supplements and supersedes any contrary information contained in the sections of the Fund's Prospectus entitled "Fee Table," "Management of the Fund - Advisers" and "Shareholder Services Plan."

     Effective November 6, 1996, Dreyfus has agreed that if the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings, and extraordinary expenses), including the management fee, exceed .50 of 1% of the Fund's average daily net assets, the Fund may deduct from the management fee payable to Dreyfus to the extent of such excess.

     Effective January 1, 1997, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets.

     Effective January 1, 1997, Dreyfus has agreed to pay Mellon Equity a monthly index management fee at the annual rate of .05 of 1% of the value of the Fund's assets until such assets exceed $1 billion and .075 of 1% of such assets at any time thereafter.

     Effective January 1, 1997, the Fund's Shareholder Services Plan has been revised to provide that the Fund pay the Distributor a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services to shareholders and permit the Distributor to make payments to Service Agents in respect of such services.